SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             August 3, 2001
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Date of earliest event reported:            August 3, 2001
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                              Weiner's Stores, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Delaware                                0-23671                 76-0355003
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)


6005 Westview Drive, Houston, Texas                               77055
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code   (713) 688-1331
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

         99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated August 3, 2001, to the United States Trustee


Item 9.  Regulation FD Disclosure
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        The Registrant hereby incorporates by reference into this Item 9 the
Certificate of Compliance, dated August 3, 2001, and the following financial statements contained in the report filed by the Registrant on August 3, 2001 with the United States Trustee in connection with the Registrant's reorganization under chapter 11 of the Bankruptcy Code, all of which are attached as Exhibit 99.1 hereto and which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed:

         o Statement of Operations for the month and years ended June 2001 and June 2000;

         o        Balance Sheets for June 2001, January 2001 and June 2000; and

         o Statements of Cash Flows for the months ended June 2001 and June 2000.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WEINER'S STORES, INC.


                                   By: /s/ Michael S. Marcus
                                      ------------------------------------------
                                       Michael S. Marcus
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Secretary

Dated:  August 3, 2001





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

                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated August 3, 2001, to the United States Trustee










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